UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-30D

                SEMI-ANNUAL REPORT PURSUANT TO SECTION 30(b) of
                       THE INVESTMENT COMPANY ACT OF 1940

                 For the semi-annual period ended June 30, 1998

                     WHITEROCK PORTFOLIO INVESTORS, L.L.C.
             (Exact name of Registrant as specified in its charter)

Delaware                                          75-2614883
(State or other jurisdiction                      (I.R.S. Employer
or incorporation or organization)                 Identification No.)

                         825 N.E. Multnomah, Suite 1900
                          Portland, Oregon 97232-4116
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 754-8400
              (Registrant's telephone number, including area code)

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                     WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                                825 NE Multnomah
                    Suite 1900, Portland, Oregon 97232-4116

                                 March 29, 2000

To the Members of WhiteRock Portfolio Investors, L.L.C.:

      Please find enclosed, for your information, the financial statements of WhiteRock Portfolio Investors, L.L.C. for the periods ended December 31, 1997, June 30, 1998, December 31, 1998, and June 30, 1999. This information reflects the financial position of WhiteRock as of the dates of these statements and its financial results for the periods shown. The statements for June 30, 1998 and June 30, 1999 have not been audited. Please retain this information for future reference and call the undersigned at (214) 754-8459 with any questions you may have.

                                        Sincerely,

                                        /s/ Rhonda S. Brittain
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                      WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                                  BALANCE SHEET
                                  JUNE 30,1998

ASSETS:

  Cash                                                         $    222,088.50
  Accounts Receivable                                                74,651.91
  Investment in Lone Star Fund                                   17,171,533.06
  Investment in Brazos Fund                                       4,074,554.40
                                                               ---------------

        TOTAL ASSETS                                           $ 21,542,827.87
                                                               ===============

LIABILITIES:
  Accounts Payable                                                   50,474.63

PARTNERSHIP EQUITY:
  Member Equity                                                  13,259,919.71
  Life-to-Date Earnings                                           8,232,433.53
                                                               ---------------

   TOTAL LIABILITIES & EQUITY                                  $ 21,542,827.87
                                                               ===============

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                      WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                                INCOME STATEMENT
                         SIX MONTHS ENDED JUNE 30, 1998

REVENUES:
  Interest Income - Other                                        $     2,401.91
  Lone Star Fund Investment                                      $   781,996.80
  Brazos Fund Investment                                         $   234,979.01
                                                                 --------------

      TOTAL REVENUES                                             $ 1,019,377.72
                                                                 --------------

EXPENSES:
  Tax expense                                                    $     5,716.14
                                                                 --------------

      TOTAL EXPENSES                                             $     5,716.14
                                                                 --------------

      NET INCOME/(LOSS)                                          $ 1,013,661.58
                                                                 ==============